Subsequent events	12 Months Ended
Dec. 31, 2013
SUBSEQUENT EVENT [Abstract]
SUBSEQUENT EVENT
NOTE 17:-	SUBSEQUENT EVENT

In April 27, 2014, a lawsuit by single plaintiff and a motion for the recognition of this lawsuit as a class action was filed against the Company in the Central District Court in Israel. The plaintiff alleges that, if the lawsuit is recognized as a class action, the claim against the Company is estimated to be NIS 216 million (approximately $62,000). In addition, the claim includes an unstated sum in compensation for special and general damages.

The Company intends to vigorously contest recognition of the lawsuit as a class action and to defend the lawsuit on its merits, although, considering the preliminary stage of this lawsuit, there can be no assurance as to the probability of success or the range of potential exposure, if any.